UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 10, 2024

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware .	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

As previously disclosed, Perma-Fix Environmental Services, Inc.’s (the “Company”) results of operations in the first quarter of 2024 were impacted by accelerated investments and several events, which the Company believes were temporary. The Company has elected to provide additional disclosure to further clarify the nature of these investments and impacts, which included the following:

●Accelerated investments in research and development on our new technology to treat Per- and Polyfluorinated Substances (“PFAS”);

●Reduced activities by the Company’s customers from poor weather conditions, which resulted in the closure of two of our facilities for a week, including delays in shipments to support backlog;

●Continuing Resolution impacts due to the inability of Congress to pass a Federal Budget through March, which contributed to delays in procurements, project starts and waste shipment, due to uncertain budget projections by our government clients;

●Completion of two large projects in the Services Segment were not yet replaced by new projects starts due to delays in mobilization activities until late April; and

●All three primary treatment facilities realized outages in March resulting in nearly $1.5 million in impacts as the Company utilized the aforementioned slowdowns for equipment replacement and repairs, program enhancements, and testing to support permit expansion and broader market penetration;

As a result of the aforementioned investments and impacts, the Company anticipates it will generate a net loss of approximately $3.5 million in the first quarter of 2024, which amount is subject to change as the Company continues to finalize its results for the first quarter of 2024. The Company believes that most of these accelerated investments and unanticipated impacts should have limited duration effects to the Company’s financial performance. Management believes that the second quarter will not include significant continued impact from these activities. Additionally, the Company believes its base business is well positioned for the second half of 2024 and, as previously reported, the Company continues to advance a variety of additional initiatives that it expects will have a further positive impact on both revenue and earnings beginning the second half of the year that are expected to be more fully realized in 2025.

Preliminary Information

The unaudited financial and operational information presented herein is preliminary and may change. The Company’s financial closing procedures with respect to the estimated financial information provided in this report are not yet complete, and as a result, the Company’s final results may vary significantly from the preliminary results included in this report. The Company undertakes no obligation to update or supplement the information provided in this report until the Company releases its financial statements for the three months ended March 31, 2024. The preliminary financial information included in this report reflects the Company’s current estimates based on information available as of the date of this report and has been prepared by Company management. This preliminary financial and operational information should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP (accounting principles generally accepted in the United States of America) and is not necessarily indicative of the results to be achieved for any future periods. This preliminary financial and operational information could be impacted by the effects of financial closing procedures, final adjustments, and other developments.

This Form 8-K contains “forward-looking statements” which are based largely on the Company’s expectations and are subject to various business risks and uncertainties, certain of which are beyond the Company’s control. Forward-looking statements generally are identifiable by use of the words such as “believe”, “expects”, “intends”, “anticipate”, “could potentially”, “plans to”, “estimates”, “projects”, and similar expressions. Forward-looking statements include, but are not limited to, accelerated investments and events should have limited duration; anticipates net loss of approximately $3.5 million; second quarter will not include significant continued impact from these activities; believes base business is well positioned for the second half of 2024; and initiatives that will have a positive impact on both revenue and earnings beginning in second half of the year that are expected to be more fully realized in 2025. These forward-looking statements are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. While the Company believes the expectations reflected in this news release are reasonable, it can give no assurance such expectations will prove to be correct. There are a variety of factors which could cause future outcomes to differ materially from those described in this Form 8-K, including, without limitation, future economic conditions; industry conditions; competitive pressures; our ability to apply and market our new technologies; the government or such other party to a contract granted to us fails to abide by or comply with the contract or to deliver waste as anticipated under the contract; inability to win bid projects; Congress fails to provides continuing funding for the DOD’s and DOE’s remediation projects; government’s inability to pass the Federal Budget; inability to obtain new foreign and domestic remediation contracts; and the “Risk Factors” discussed in, and the additional factors referred to under “Special Note Regarding Forward-Looking Statements” of, our 2023 Form 10-K. The Company makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that bear upon forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

		By:	/s/ Mark Duff
Mark Duff
Dated:	April 10, 2024		President and Chief Executive Officer